SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED MAY 30, 2008

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER, AND NEW YORK KEYPORT LATITUDE
AND
TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT ADVISOR,
NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR VISTA,
AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY KBL VARIABLE ACCOUNT A

This supplement contains information regarding changes to an investment option that is available under your Certificate.

Effective August 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

SCSM FI Large Cap Growth Fund	SCSM WMC Large Cap Growth Fund

Effective August 1, 2008, Wellington Management Company, LLP will replace Pyramis Global Advisors, LLC as the subadviser to the Fund.

Please retain this supplement with your prospectus for future reference.

Name-Advisor Change (NY/KBL)                                                                                 3/08